UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022

eWELLNESS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55203	90-1073143
(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer identification Number

eWellness Healthcare Corporation

1126 S Federal Highway #464

Ft. Lauderdale FL 33316

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (855) 470-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22. 2022 at 10:00 a.m., the following directors and officers of eWellness Healthcare Corporation (the “Company”) resigned any and all positions with the Company, including: Douglas MacLellan, Chairman and CEO, David Markowski, CFO and Director, and Doug Cole, Director. Over the past year the Company has continued to operate through advances provided by certain shareholders. Due to the current economic conditions, these shareholders are unwilling to continue to fund the Company, leaving the Company with no financial resources to continue paying bills as they come due, including professional fees related to public filings under the Securities Exchange Act of 1934, paying for administrative fees and expenses and/or working to complete various merger transactions. None of these directors or officers indicated any disagreements with the Company on any matter relating to its operations, policies or practices. Their respective letters of resignation are attached as Exhibits to this Form 8-K.

In connection with the above referenced resignations of all of the Company’s former directors and officers, which was duly reported by the Company in its Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 25, 2022, the Board of Directors appointed Mr. Chris Patterson as Chairman and sole director as well as the Company’s Interim Chief Executive Officer and Chief Financial Officer.

This appointment of Mr. Patterson was inadvertently omitted from the Company’s July 25, 2022 Form 8-K. As a result of this omission, the Company is filing this Form 8-K/A with the Commission, effective July 22, 2022, the date of the resignations.

Chris Patterson, age 28, newly appointed Chairman, Interim CEO and CFO: From 2021 to the present, Mr. Patterson has been the founder, sole owner and CEO of C&M Beachside Corp., a Florida corporation, that is engaged in financial services assisting companies in the growth of their capital and improvement of operations. In addition, Mr. Patterson has provided accounting services and advice on potential mergers and acquisitions. Prior to 2021, Mr. Patterson was engaged as entrepreneur in various private businesses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2022	By:	/s/ Douglas MacLellan
	Name:	Douglas MacLellan
	Title:	Chairman of the Board and CEO